Metro New York’s Premier Business Bank Seizing Tomorrow’s Opportunities While Maintaining Our Core Fundamentals November 2013 Exhibit 99.1

Safe Harbor Statement
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation contains various forward-looking statements with respect to earnings, credit quality and other financial and business matters within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-statements can be identified by words such as “expects,” “anticipates,” “intends,”
“believes,” “estimates,” “predicts” and words of similar import. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements relating to future periods are subject to uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include, but are not limited to, statements regarding: (a) the OCC and other bank regulators may require us to further modify or change our mix of assets, including our concentration in certain types of loans, or require us to take further remedial actions; (b) our inability to deploy our excess cash, reduce our expenses and improve our operating leverage and efficiency;  (c) our inability to pay quarterly cash dividends to shareholders in light of our earnings, the current and future economic environment, Federal
Reserve Board guidance, our Bank’s capital plan and other regulatory requirements applicable to Hudson Valley or Hudson Valley Bank; (d) the possibility that we may need to raise additional capital in the future and our ability to raise such capital on terms that are favorable to us; (e) further increases in our non-
performing loans and allowance for loan losses; (f) ineffectiveness in managing our commercial real estate portfolio; (g) lower than expected future performance of our investment portfolio; (h) a lack of opportunities for growth, plans for expansion (including opening new branches) and increased or unexpected competition in attracting and retaining customers; (i) continued poor economic conditions generally and in our market area in particular, which may adversely affect the ability of borrowers to repay their loans and the value of real property or other property held as collateral for such loans; (j) lower than expected demand for our products and services; (k) possible impairment of our goodwill and other intangible assets; (l) our inability to manage interest rate risk; (m)
increased expense and burdens resulting from the regulatory environment in which we operate and our inability to comply with existing and future regulatory requirements; (n) our inability to maintain regulatory capital above the minimum levels Hudson Valley Bank has set as its minimum capital levels in its capital plan provided to the OCC, or such higher capital levels as may be required; (o) proposed legislative and regulatory action may adversely affect us and the financial services industry; (p) future increased Federal Deposit Insurance Corporation, or FDIC, special assessments or changes to regular assessments; (q)
potential liabilities under federal and state environmental laws; (r) regulatory limitations on dividends payable by Hudson Valley or Hudson Valley Bank .
For a more detailed discussion of these factors, see the Risk Factors discussion in the Company’s most recent Annual Report on Form 10-K, and subsequent
Quarterly Reports on Form 10-Q. The forward-looking statements included in this presentation are made only as of the date hereof and the Company undertakes no obligation to update or revise any of its forward-looking statements.
Unless otherwise noted, information presented is from Company sources.

Hudson Valley’s Business Model
• Commercial bank focused on small and middle market businesses, professional service firms and their principals – they view us as their “private bankers”
• Niche businesses synergistically compliment each other to form the core of HVB’s business model
• Relationship Focus -- high quality banking products and exceptional personal service
General
Business
Attorneys
Not-For-
Profits
Trusts
Focus on
Targeted
Niche
Segments
Property
Managers
Municipal-
ities
Real Estate
Developers

NOT A TRADITIONAL RETAIL COMMUNITY BANK
• A “Community Business Bank” founded to focus on small and middle market commercial customers and their principals
• Focus on targeted niche businesses, entrepreneurs and professional service firms with high deposit transaction volume throughout the Metro New York area
• Low-cost, core deposits = foundation of customer relationships
• We sell
service,
with a strong commitment to acting as a “private bank” to our niche commercial customers
WE LEND WHERE WE LIVE
• Providing prudent, conservatively underwritten loans in our home market
• Stable and deep management team has extensive in-market experience and is highly accessible to customers
• Unique Metro NYC market allows for competitive positioning with high-touch service and significant opportunities for growth
A Differentiated Business Model

Our Mission is Unchanged
OUR METRO NYC SMALL- AND MID-SIZED COMMERCIAL CUSTOMERS
REMAIN OUR FOUNDATION AND OUR PRIORITY
•
What changes is the number and diversity of products offered to serve them
OBJECTIVE IS TO GAIN COMPETITIVE ADVANTAGE WHILE MAINTAINING
COMPLIANCE
•
More nimble in adapting to new environments, products, and competitors
•
More effectively serve our niche markets with an even broader array of customized products that meet their needs

Metro New York Franchise
• $3 billion commercial bank with 28 branches throughout Westchester, Rockland, the Bronx, Manhattan and Brooklyn in New York
• Largest bank headquartered in Westchester County
• Historic growth achieved by taking share from larger national bank competitors
• There are more than 32,000 small and middle market companies with revenues of $1 million or more in this market
Branch Network - County Level
Deposits
Branches (1) US $000s
New York State
Westchester 17 1,883,059
New York (Manhattan) 4 354,392
Bronx 4 232,442
Rockland 2 86,556
Kings (Brooklyn) 1 11,122
(1)    6 Connecticut branches are excluded and closed July-2013 and 2 New York branches consolidated into other branch locations in September- 2013
Source: SNL Financial; deposit data as of 06/30/2013; branch count and map as of 09/30/2013

Summary Financial Highlights
3.70%
64.34%
0.97%
9.86%
8.7%
VS.
PEERS:
(1)
Excludes income from loan sales.
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of September 30, 2013.
(Dollars in thousands, except per share amounts)
2012 2012 (1) 2013
Net Interest Income $80,919 $80,919 $63,327
Non Interest Income $29,496 $13,561 $12,587
Non Interest Expense $61,945 $61,945 $60,975
Net Income $26,108 $16,751 $9,633
Diluted Earnings Per Share $1.33 $0.85 $0.49
Dividends Per Share $0.54 $0.54 $0.18
Net Interest Margin 4.09% 4.09% 3.07%
Return on Average Equity 12.03% 7.72% 4.41%
Return on Average Assets 1.23% 0.79% 0.44%
Efficiency Ratio 64.17% 64.17% 79.08%
Tangible Common Equity Ratio 9.2% 9.2% 8.9%
   Average Assets $2,838,448 $2,838,448 $2,937,766
   Average Net Loans $1,692,823 $1,692,823 $1,427,552
   Average Deposits $2,454,881 $2,454,881 $2,573,237
   Average Stockholders' Equity $289,345 $289,345 $291,315
Nine Months  Ended September 30

Historical Profitability
RETURN ON AVERAGE ASSETS %
RETURN ON AVERAGE EQUITY %
Income from loan sale
1.02
10.05
1.49 1.30 0.74 0.18 0.70 0.44
-0.08
2007 2008 2009 2010 2011 2012
2013 YTD
18.00 14.76
8.74
6.82 4.41
1.75
-0.72
2007 2008 2009 2010 2011 2012 2013 YTD

Historical Profitability
Income from loan sale
$2.78 $1.49
$3.64 $3.84 $3.31 $2.58 $2.91 $1.97
$0.75
2007 2008 2009 2010 2011 2012 2013 YTD
$2.31 $2.06 $1.24 $0.26
$1.01
($0.11)
$0.49
2007 2008 2009 2010 2011 2012 2013 YTD
Pre-Tax Pre-Provision Diluted Earnings per Share is a Non-GAAP measure. See Appendix slide 44 for reconciliation
PRE
-TAX PRE
-PROVISION
DILUTED EARNINGS PER
SHARE
SHARE *
DILUTED EARNINGS PER

Net Interest Margin
VS. 3.58%
PEERS
(1,2)
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013Q3
3.13%
4.89%
5.31%
8.57%
0.19%
2.08%
Net Interest Margin (FTE) Yield on Loans Cost of Deposits Federal Funds Rate
(1) Fully tax equivalent basis.
(2) Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of September 30, 2013.

Strong Capital Position
TANGIBLE
COMMON
EQUITY
/
TANGIBLE
ASSETS
%
LEVERAGE
RATIO
%
TIER
1
RISK
BASED
CAPITAL
RATIO
%
TOTAL
RISK
BASED
CAPITAL
RATIO
%
Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of September 30, 2013.
7.9 7.3 10.1 10.0 9.1 9.3 8.9
2007 2008 2009 2010 2011 2012 2013 YTD
8.3 7.5 10.2 9.6 8.8 9.3 9.2
2007 2008 2009 2010 2011 2012 2013 YTD
12.6 10.1 13.9 13.9 11.3 16.5 15.9
2007 2008 2009 2010 2011 2012 2013 YTD
13.8 11.3 15.2 15.2 12.6 17.7 17.2
2007 2008 2009 2010 2011 2012 2013 YTD

Summary – Why HVB is Different
• “Private Bank” model emphasizes selling service over products
• Value of service relationship outweighs price sensitivity in HVB’s highly specialized, targeted niche customer segments
• Loyal depositors trust HVB with their operating cash management needs, providing a stable source of low-cost deposits – and an opportunity for future business

Growth Strategy
ORGANIC GROWTH IS OUR STRENGTH
• We have been successful in going to market in a very focused way in the highly competitive
Metro NYC commercial banking market
– Larger bank M&A in the market provides opportunities to acquire new customers and new talent with intact books of business
• Referrals and reputation for service have historically generated profitable, controlled growth in customers
• Always seeking to grow sources of fee revenue
– A.R. Schmeidler acquisition in 2004 is a good example of investing in a niche business with strong fee generating capabilities
• Breadth and depth of niche business markets in Metro NYC provide unusually high growth opportunities compared to other areas of the U.S.
• Opportunistic and targeted M&A could supplement organic growth in the future, particularly in fee income

HOW DO WE DO IT?
• Weekly reporting from branches about significant customer activity
– Reporting provides market and customer intelligence
– Reported to Chairman, President, EVPs, key managers
– Outlines loan/deposit/customer opportunities
– Highlights significant accomplishments from the week
• Reporting to the Board on Relationships at Risk
– Raises executive awareness – NO SURPRISES
– Flat corporate structure means highest-level executives know the customers and can personally reach out
Institutional Attention to Relationships

Relationship Management = Differentiation
• Hiring the right people to manage and service relationships
• All 3,600 Relationships assigned to an Officer – approximately 2/3rds assigned to a
Relationship Manager (RM)
– Relationships are measured on total balances, not just loan balances
– Depositors receive high-touch personalized service just like borrowers
• Branch Managers have the other 1/3rd assigned to them and “co-manage” all RM assigned relationships
• Branch Managers and Relationship Managers have very good, cooperative relationships
• Branches responsible for daily servicing and providing an exceptional customer banking experience
• Relationship Managers provide ongoing professional skill, communication and any necessary decision making

Leveraging Relationships for Additional Business
RELATIONSHIP MANAGEMENT DEEP DIVE INITIATIVE
• Objective: Ongoing annual
Structured,
joint (Branch Manager/RM) review
and meeting with all relationships to
– Review existing business
– Seek additional business
– Ask for referrals
• The Private Banking and Middle Market Model (versus the Retail banking approach)

Liquidity Deployment and Portfolio Diversity
• Primarily in our metro New York markets
• Enhancing and complementing small- and mid-sized commercial banking customer focus
• Additional opportunities outside CRE
• Possible initiatives include:
– Additional asset purchases
– Loan participations
– Diversification

Liquidity Deployment: In-Market Participations
• Build on longstanding CRE-participation experience with new opportunities
– Continue to underwrite both the borrower and the lead lender
• Some examples
– New large-regional bank relationship
• Participations on upper middle market and large corporate C&I
– New peer-bank relationship
• Receivables financing
• Mortgage warehouse financing
• Other non-CRE lending

Liquidity Deployment: Diversifying Offering
• New products for our niche commercial customers and their owners, principals and managers
• Focused on metro New York
• Some examples
– Equipment leasing
• Excellent opportunities for deals sized from $250,000 to $5 million
• Categories including building equipment (e.g. HVAC), business, office, medical, dental and light industrial equipment
– Jumbo residential mortgage and home equity products complementing commercial
• For existing commercial customer owners, principals and managers, a broader array of competitive residential options than previously
• For prospective customers, a whole new line of products at our bankers’
disposal to develop new commercial relationships
• No retail marketing or advertising

19 Liquidity Deployment $- $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 2012 Q4 2013 Q1 2013 Q2 2013 Q3 Investment Purchases Loan Originations & Purchases

Redeployment Aimed at Balance Sheet Efficiency
Diversifying by simultaneously implementing three approaches
1.Asset
purchases – CURRENT
• $78.5 Million in Residential ARMs purchased in 3Q13
• Evaluating others
2.Loan
participations with other institutions – NEAR
TERM
• Building on HVB’s longstanding CRE-participation experience by leveraging other institutions’
expertise and infrastructure for C&I and residential lending
3.Building
internal ability to originate, underwrite and service non-CRE credits – NEAR & LONG TERM
• Focus is new products for longstanding niche business and industry targets in metro NYC
New commercial lending including equipment leases, lines of credit, term loans, ABL, etc.
Complementary jumbo mortgage and HELOC products for RMs to offer commercial-account principals
All while continuing to leverage historic strength in CRE underwriting to capitalize on solid demand from quality CRE credits

Loan Originations and Payoffs
$-
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
$140,000,000
$160,000,000
2012 Q4 2013 Q1 2013 Q2 2013 YTD
Loan Originations
& Purchases
Loan Payoffs &
Paydowns

Successful Measures to Manage Concentrations
MEASURES TO MANAGE CONCENTRATIONS
• Effective risk management process
• Active pipeline management process
• Commitment to developing non-CRE lines of business
• Participate with in-market financial institutions to reduce CRE exposure while maintaining strategic relationships
• In 3Q13 purchased $78.5 million in residential ARMs supported by in-market collateral
CONCENTRATION MEASURES                       Q1-13 Q2-13 Q3-13 TARGET
CRE % of Risk Based Capital 333.7% 326.6% 327.7% < 400%
Classified Assets % of Tier 1 Capital & ALLL 35.3% 30.8% 29.1% < 25%

Asset Quality Measures Strengthen Balance Sheet
Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of September 30, 2013.
1.33 1.33 2.13 2.25 1.95 1.81 1.64
2007 2008 2009 2010 2011 2012 2013 YTD
0.07
0.39
0.47 2.70 3.85
0.77
0.23
2007 2008 2009 2010 2011 2012 2013 YTD
0.46 0.44 1.90 1.64 1.07 1.20 1.12
2007 2008 2009 2010 2011 2012 2013 YTD
162 200 76 89 103 76 76
2007 2008 2009 2010 2011 2012 2013 YTD
NONACCRUAL LOANS / TOTAL ASSETS %
LOAN LOSS RESERVE / GROSS LOANS %
LOAN LOSS RESERVE / NONACCRUAL LOANS %
NET CHARGEOFFS / AVERAGE NET LOANS %

Loan originations & purchases
Securities growth
$25
$29
$112
$47
$143
$6
$280
$81
$200
$100
Q1-2013
Q2-2013
Q3-2013
YTD
2013 target

Recent Successes
OCC AGREEMENT TERMINATED
•
October 2013, agreement terminated following regular annual examination
DISCIPLINED EXECUTION
•
Unwavering focus on strategy for diversifying balance sheet
•
Implemented ERM platform suitable for $10-$15 billion-asset bank
PRUDENT LIQUIDITY DEPLOYMENT CONTINUES
($ millions)

Asset Based Lending
• Diversifies and improves risk profile of overall portfolio
• Provide a growing array of products and services in demand by small- and mid-sized commercial customers and prospects in metro
NYC and beyond
• Addition of veteran ABL team builds on long record of attracting top talent from national/multinational banks
• Mark Fagnani – Wachovia, Wells Fargo, First Union, Congress Financial
• Kenneth Murphy – Transportation Alliance Bank, Transamerica, Fleet
• Richard Lampack – Wells Fargo, Wachovia

26 Core Deposits – The Jewel of the Franchise Low Cost, Dependable Source of Funding How we Identify, Maintain and Grow Them!

Institutional Attention to Relationships
HOW DO WE DO IT?
• Business managed by relationship profitability rather than volume of accounts
– Very different from traditional retail banking models
• “Relationship Status” reflects achievement of a profitability hurdle
• “Resumes” for each actively maintained relationship
– i.e. how the business came into the Bank; who their key service providers are (attorney, accountant, insurance broker, etc.); how they like to be entertained
– Who really makes the banking decision in each relationship
• Recognize that the core deposit is a key source of value for both our clients and for Hudson Valley – value proposition is mutually beneficial for the clients we target

Marketing for Core Deposits
HOW WE IDENTIFY, SECURE AND GROW THEM!
• Marketing to the right business segments – large deposits, low activity, not as rate sensitive
• Marketing “relationship” and “service” versus interest rate
• Utilizing testimonials and recommendations of current customers
– Ongoing calling – 10,200 documented calls in 2012 and 6,179 in the first 9 months of 2013
– Calls made to prospective individuals/businesses that have recently interacted with a Hudson Valley RM or client

2012
HVB HVB Peers
(2)
Core Deposits / Total Deposits
(1)
96% 97% 88%
Non Interest Bearing/Total Deps 39% 37% 21%
Deposits / Total Funding 98% 99% 92%
Loans / Deposits Ratio
(3)
58% 58% 80%
Cost of Total Deposits 25 bp 19 bp 37 bp
Deposit Metrics 2013
Period Ended - September 30,

A Core Deposit Driven Franchise
(1)
Core Deposits defined as total deposits less time deposits >$100,000.
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of September 30, 2013.
(3)
Represents Net Loans to Deposits

A Core Deposit Driven Franchise
DEPOSIT COMPOSITION – September 30, 2013
CORE FUNDING
(1)
Net loans excluding loans held-for-sale.
(2)
Core Deposits defined as total deposits less time deposits >$100,000.
TOTAL DEPOSITS - 2,665 $   Million
Money
Market,
35%
Demand,
37%
Savings, 5%
Time > $100m,
3%
Time < $100m,
1%
Checking with
Interest, 19%
71%
58%
89%
97%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010 2011 2012 2013
Loan/Dep Ratio
Core/Total Deposits
(2)
(1)

2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013 YTD

HVB Funding Advantage
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of September 30, 2013.
Cost of Deposits
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
HVB National Peers

Deposit Growth Drives Long-Term Profitability
67.2%
CORE
DEPOSITS
(1)
96.8%
CORE
DEPOSITS
(1)
VS.
88.9% FOR
PEERS
(2)
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$880 $888 $1,027 $1,125 $1,235 $1,408 $1,626 $1,813 $1,839 $2,173 $2,234 $2,425 $2,520 $2,665
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Sep
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Demand Deposits Checking with Interest Money Market Accounts Savings Accounts
Time Deposits < $100m Time Deposits > $100m Brokered Deposits
(1)
Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits. December 2006 Includes approximately $127 million of deposits as part of New York National Bank acquisition
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of September 30, 2013.

Branch Network – Local Service & Execution
• Low-cost branch infrastructure supports core deposit franchise
• Branch value grows with age – deeper penetration into existing relationships and new referrals increase deposits per branch over time
7 Branches
11 Branches
(2)
(1) 6 Connecticut branches excluded closed July-2013
(2) 2 New York branches were  consolidated June -2013
7 Branches
3 Branches
September 2013 YTD Avg Deposit Balances per Branch
(1)
$21.8
$43.5
$85.5
$132.3
-$10
$10
$30
$50
$70
$90
$110
$130
$150
< 5 Yrs 5-10 Yrs 10-20 Yrs > 20 Yrs
Age of Branch

Key Takeaways
HISTORIC DIFFERENTIATING QUALITIES REMAIN OUR STRENGTH
• Low-cost core deposit base = source of stable funding for future growth
• Efficient mindset is in our DNA
• “Private Bank” approach wins and retains customers
AN INCREASINGLY NIMBLE AND SOPHISTICATED BANK
• Ahead of the curve in adopting best practices typically reserved for $10-$25 billion banks
• Increased sophistication = heightened competitive edge
• Developing diversified lending skills as a strategic and tactical focus
USING ENHANCED OPERATIONAL EFFECTIVENESS TO OUR ADVANTAGE
• Quicker reaction to customers’ needs
• Quicker reaction to regulatory and market changes
• Quicker ability to diversify lending sources and maximize capital allocation
– Results in: Quicker ability to grow shareholder returns

35 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN HUDSON VALLEY HOLDING HUDSON VALLEY HOLDING CORP. CORP.

36 Ticker: HVB www.hudsonvalleybank.com APPENDIX APPENDIX FINANCIAL DETAIL AND NON-GAAP FINANCIAL DETAIL AND NON-GAAP RECONCILIATION RECONCILIATION

New York Metro Market Profile
DEMOGRAPHICS
•
Along with being rich in deposits and HVB’s niche businesses, the market also has very favorable demographics
Consumer Demographics (1)
Manhattan /
NY
Brooklyn Bronx Westchester Rockland Total
Population
1,585,873 2,504,700 1,385,108 949,113 311,687 19,378,102
Housing Units (2)
847,090 1,000,293 511,896 370,821 104,057 8,108,103
Home ownership rate
22.8% 30.3% 20.7% 62.7% 71.0% 55.2%
Persons per household, 2006-
2010
2.09 2.68 2.79 2.64 3.02 2.59
Median household income 2006-
2010
$64,971 $43,567 $34,264 $79,619 $82,534 $55,603
Median Income Per Capita
$59,149 $23,605 $17,575 $47,814 $34,304 $30,948
Unemployment Rate (3)
8.7% 9.6% 12.0% 6.2% 6.2% 7.6%
Business Demographics (4)
Revenues: < $1 million
132,064 83,131 28,992 52,991 16,425 313,603
Revenues: $1 million - $5 million
13,081 3,993 1,381 3,073 887 22,415
Revenue: > $5 million
6,542 1,108 462 1,212 260 9,584
Revenue: Not reported
17,521 8,580 4,279 5,397 1,613 37,390
Total Business Entities
169,208 96,812 35,114 62,673 19,185 382,992
(1)
2010 US Census Quick Facts by State|County
(2)  A housing unit is defined as a house, an apartment, a mobile home, a group of rooms, or a single room that is occupied
County unemployment rates as of August, 2013  Bureau of Labor Statistics (4) Hoovers|D&B
(3)

New York Metro Market Profile
NICHE BUSINESSES
•
Just as this market is deposit rich, it is also rich with HVB’s targeted niche businesses
•
We have leading market share among Westchester attorneys and property managers
•
High growth potential in all other segments and counties, each with HVB market share currently <2%
1 – Dunn & Bradstreet Market Data based on Primary & Secondary NAICS codes
DATA DEMONSTRATES TREMENDOUS UNTAPPED ORGANIC GROWTH POTENTIAL IN HVB’S CORE NICHE MARKETS
Segment
Manhattan /
NY
Brooklyn Bronx Westchester Rockland Total
Attorney 9,036 1,756 533 2,217 557 14,099
Not for Profit 7,278 8,196 3,210 3,261 1,334 23,279
Real Estate Investors 4,053 1,216 559 917 220 6,965
Property Managers 5,069 3,059 1,222 1,843 490 11,683
Municipalities 77 409 277 525 186 1,474
Sub-Total 25,513 14,636 5,801 8,763 2,787 57,500
HVB NICHE BUSINESS BY COUNTY
(1)

Client Retention
RELATIONSHIPS ARE NOT BUILT OVERNIGHT – IT TAKES TIME
•The
wait is worth it – the value of the relationship generally increases over time
DISTRIBUTION OF STRATEGIC CLIENT
RELATIONSHIPS (AS OF SEPTEMBER 30, 2013)
SEGMENT
% <2  YEARS
TENURE
% 2 TO 5
YEARS
TENURE
% 5 TO 10
YEARS
TENURE
% > 10 YEARS
TENURE
Attorney 5% 29% 30% 36%
Not-for-Profit 7% 29% 19% 46%
Property Managers /
Real Estate Investors 14% 36% 15% 34%
Municipalities 7% 25% 14% 55%
General Business 8% 26% 21% 46%

Strength in Diversified Commercial Lending
80%
LOAN COMPOSITION –September 30, 2013
Loan Balances
In Millions
2012 2013
REAL ESTATE
C&D - RESIDENTIAL $48 $41
C&D - NON RESIDENTIAL 43 42
OWNER OCCUPIED CRE 195 191
NON-OWNER OCCUPIED CRE 389 408
MULTIFAMILY LOANS 209 215
1-4 FAMILY MORTGAGE 214 289
HOME EQUITY 109 107
COMMERCIAL & INDUSTRIAL 266 255
CONSUMER 20 15
LEASE FINANCING 14 12
OTHER 3 2
TOTAL (1) $1,510 $1,577
Sept 30
(1)
Total is gross of unearned income.
C&D -
RESIDENTIAL
3%
CONSUMER
1%
C&D - NON
RESIDENTIAL
3%
LEASE
FINANCING
1%
HOME EQUITY
7%
1-4 FAMILY
MORTGAGE
18%
MULTIFAMILY
LOANS
14%
NON-OWNER
OCCUPIED
CRE
25%
OWNER
OCCUPIED
CRE
12%
COMMERCIAL
& INDUSTRIAL
16%

HVB General Business Average Loan = $503,361
Businesses in Market  > 382,992
> $193 BILLION LENDING OPPORTUNITY
Market Potential Example
AS OF SEPTEMBER 30, 2013
SEGMENT
% OF STRATEGIC
CLIENT
RELATIONSHIPS
% OF
TOTAL BANK
DEPOSITS
AVERAGE
DEPOSITS PER
STRATEGIC CLIENT
RELATIONSHIP
(IN THOUSANDS)
% OF STRATEGIC
CLIENT
RELATIONSHIPS
WITH LOANS
Attorney 29% 19% $783 28%
Not-for-Profit 18% 15% $949 38%
Property
Managers/Real Estate
Investors 17% 24% $1,693 60%
Municipalities 2% 9% $5,417 7%
General Business 34% 23% $810 49%
TOTAL / AVERAGE 100% 89% $1,065

Quarterly Summary Financial Highlights
(a)
Excludes income from loan sales.
 Dollars in thousands, except per share amounts
Q4 2011 Q1 2012 (a) Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Net Interest Income $30,739 $31,296 $31,296 $25,508 $24,115 $22,410 $21,246 $21,068 $21,013
Non Interest Income $4,136 $4,419 $20,354 $4,789 $4,353 $4,346 $4,517 $3,881 $4,189
Non Interest Expense $18,967 $20,876 $20,876 $21,034 $20,035 $20,593 $19,611 $19,818 $21,546
Net Income (Loss) ($22,901) $8,656 $18,013 $4,961 $3,134 $3,073 $3,651 $3,487 $2,495
Net Interest Margin 4.60% 4.75% 4.75% 3.93% 3.60% 3.28% 3.18% 3.06% 2.99%
Diluted Earnings (Loss) Per Share ($1.17) $0.44 $0.92 $0.25 $0.16 $0.16 $0.18 $0.18 $0.13
Dividends Per Share $0.18 $0.18 $0.18 $0.18 $0.18 $0.18 $0.06 $0.06 $0.06
Return on Average Equity -30.07% 12.20% 25.51% 6.72% 4.32% 4.18% 5.02% 4.75% 3.45%
Return on Average Assets -3.19% 1.21% 2.53% 0.71% 0.44% 0.43% 0.51% 0.47% 0.33%
Efficiency Ratio 52.79% 56.81% 56.81% 68.06% 69.33% 75.73% 74.97% 78.12% 84.24%
Tangible Common Equity Ratio 9.1% 9.6% 9.6% 9.6% 9.2% 9.3% 9.6% 9.0% 8.9%
   Average Assets $2,867,304 $2,845,223 $2,845,223 $2,795,090 $2,874,634 $2,883,086 $2,859,443 $2,949,423 $3,002,857
   Average Net Loans $2,028,587 $1,997,391 $1,997,391 $1,577,190 $1,505,942 $1,467,153 $1,422,132 $1,409,875 $1,450,338
   Average Deposits $2,463,056 $2,466,159 $2,466,159 $2,408,726 $2,489,378 $2,514,818 $2,493,021 $2,586,583 $2,638,509
   Average Stockholders' Equity $304,624 $282,459 $282,459 $295,378 $290,189 $293,886 $290,950 $293,616 $289,395
Earnings

Quarterly Loan Balances
(1)
Total is gross of unearned income.
Dollars in Millions
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
REAL ESTATE
C&D - RESIDENTIAL 53 51 53 48 34 27 35 41
C&D - NON RESIDENTIAL 57 56 43 43 41 43 37 42
OWNER OCCUPIED CRE 244 256 229 195 181 177 186 191
NON-OWNER OCCUPIED CRE 447 449 405 389 369 399 408 408
MULTIFAMILY LOANS 228 225 213 209 196 195 196 215
1-4 FAMILY MORTGAGE 175 232 237 214 216 189 222 289
HOME EQUITY 113 111 109 109 110 106 107 107
COMMERCIAL & INDUSTRIAL 219 222 231 266 289 250 261 255
CONSUMER 27 27 19 20 19 17 16 15
LEASE FINANCING 12 15 14 14 14 11 10 12
OTHER 0 1 3 3 3 1 2 2
TOTAL (1) $1,575 $1,645 $1,557 $1,510 $1,472 $1,415 $1,480 $1,577
Period Ending

Non-GAAP Reconciliation
Excluding
Loan Sale
in thousands except share and per share
numbers
2007 2008 2009 2010 2011 2012(a) 2012(a,b) 2013
Net Income as reported 34,483 $     30,877 $     19,012 $     5,113 $      (2,137) $     29,181 $     19,824 $     9,633 $
Income attributable to participating
shares as reported - - - - - (85) (57) (136)
Net Income attributable to common
shares as reported
34,483 $     30,877 $     19,012 $     5,113 $      (2,137) $     29,096 $     19,766 $     9,497 $
Net Income as reported 34,483 $     30,877 $     19,012 $     5,113 $      (2,137) $     29,181 $     19,824 $     9,633 $
Exclude:
Income Tax (1) 18,259 15,646 7,310 (1,406) (5,413) 16,945 10,367 3,478
Provision for Loan Loss (2) 1,470 11,025 24,306 46,527 64,154 8,507 8,507 1,828
Income attributable to participating
shares (3) - - - - - (158) (112) (211)
Pre-tax, Pre-provision Earnings 54,212 $     57,548 $     50,628 $     50,234 $     56,605 $     54,474 $     38,586 $     14,729 $
Weighted Average Diluted common
shares 14,906,752 14,973,866 15,307,674 19,455,971 19,462,055 19,545,037 19,545,037 19,581,238
Diluted Earnings per Share as reported 2.31 $        2.06 $        1.24 $        0.26 $        (0.11) $       1.49 $        1.01 $        0.49 $
Effects of (1) and (2) above 1.33 $        1.78 2.07 2.32 3.02 1.30 0.96 0.27
Pre-Tax, Pre-Provision Diluted Earnings
per Common Share
3.64 $        3.84 $        3.31 $        2.58 $        2.91 $        2.79 $        1.97 $        0.75 $
Tangible Equity Ratio:
Total Stockholders' Equity:
As reported 203,687 $   207,500 $   293,678 $   289,917 $   277,562 $   290,971 $   290,971 $   290,702 $
Less: Goodwill and other intangible
assets 20,296 25,040 27,118 26,296 25,493 24,745 24,745 24,602
Tangible stockholders' equity 183,391 $   182,460 $   266,560 $   263,621 $   252,069 $   266,226 $   266,226 $   266,100 $
Total Assets:
As reported 2,330,748 $ 2,540,890 $ 2,665,556 $ 2,669,033 $ 2,797,670 $ 2,891,246 $ 2,891,246 $ 3,021,520 $
Less: Goodwill and other intangible
assets 20,296 25,040 27,118 26,296 25,493 24,745 24,745 24,602
Tangible assets 2,310,452 $ 2,515,850 $ 2,638,438 $ 2,642,737 $ 2,772,177 $ 2,866,501 $ 2,866,501 $ 2,996,918 $
Tangible equity ratio 7.9% 7.3% 10.1% 10.0% 9.1% 9.3% 9.3% 8.9%
(a)  Year  Ended Dec 31, 2012
(b)   The loan sale in the first quarter of 2012 resulted in a gross gain of $15,935. Related income taxes totaled $6,578.

THANK YOU FOR YOUR INTEREST IN THANK YOU FOR YOUR INTEREST IN HUDSON VALLEY HOLDING CORP. HUDSON VALLEY HOLDING CORP. Ticker: HVB www.hudsonvalleybank.com November 2013